                                                                   Exhibit 99(a)




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 11-K

               [X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   FOR THE FISCAL YEAR ENDED JANUARY 31, 1996

                                       OR

            [ ]  TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Commission file number   1-6959


                            _______________________

                      MITCHELL ENERGY & DEVELOPMENT CORP.
                             TRIFT AND SAVINGS PLAN
                            _______________________


                      MITCHELL ENERGY & DEVELOPMENT CORP.
            (Name of issuer of securities held pursuant to the Plan)


                P. O. Box 4000, The Woodlands, Texas 77387-4000
           (Address of Plan and principal executive office of issuer)




The financial statements and schedules of the Mitchell Energy & Development Corp. Thrift and Savings Plan required to be filed on Form 11-K by Section 15(d) of the Securities Exchange Act of 1934 will be filed as an amendment to this Form 10-K.